SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): June 22, 2011


                              DATAMILL MEDIA CORP.
             (Exact name of registrant as specified in its charter)

          Nevada                      000-27795                 98-0427526
(State or other jurisdiction         (Commission              (IRS Employer
     of incorporation)               File Number)         Identification Number)

1205 Hillsboro Mile, Suite 203, Hillsboro Beach, Florida          33062
      (Address of Principal Executive Offices)                  (Zip Code)

                                 (954) 876-1181
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2., below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.133-4(c))
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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

     On June 22, 2011, Datamill Media Corp. and its wholly-owned subsidiary, Datamill Media Sub Corp., entered into a Merger Agreement with M3X Media, Inc., a Florida corporation ("M3X") located in West Palm Beach, Florida. M3X is a digital entertainment and multimedia company.

     The Merger Agreement is subject to, among other things, (i) completion of due diligence by the parties to the Merger Agreement; (ii) completion of an audit of M3X and delivery to the Company of audited financial statements; (iii) there being no material adverse change in the financial condition, business or prospects of the Company or M3X prior to closing; and (iv) approval of the Merger Agreement by our shareholders. We expect the merger to close no later than August 31, 2011, unless extended by the parties.

     The effect of the merger would be that M3X would be considered to be the "surviving entity" and the M3X shareholders would own approximately 88.75% of Datamill Media Corp.'s issued and outstanding common stock and the pre-merger Datamill Media Corp. shareholders would own approximately 11.25% of the combined entities.

     A copy of the Merger Agreement is attached as Exhibit 10.1 to this report.

ITEM 8.01 OTHER EVENTS.

     One June 9, 2011, the Company sold out its public offering of 5,000,000 shares of common stock and received $100,000 in proceeds in the offering.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

10.1 Merger Agreement dated June 22, 2011, by, between and among Datamill Media Corp., Datamill Media Sub Corp. and M3X Media, Inc.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 23, 2011                   Datamill Media Corp.


                                       By: /s/ Vincent Beatty
                                           -------------------------------------
                                           Vincent Beatty
                                           President and Chief Executive Officer

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
                                  EXHIBIT INDEX

Exhibit No.                   Description of Exhibit
-----------                   ----------------------

10.1 Merger Agreement dated June 22, 2011, by, between and among Datamill Media Corp., Datamill Media Sub Corp. and M3X Media, Inc.

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